Statements of Net Assets Available for Benefits - EBP 011 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 1,540,055,955	$ 1,373,816,047
Receivables
Notes receivable from participants	20,114,553	17,640,597
Employer's contributions	509,706	488,339
Participants' contributions	980,450	950,485
Other receivables	444	202
Total Receivables	21,605,153	19,079,623
NET ASSETS AVAILABLE FOR BENEFITS	$ 1,561,661,108	$ 1,392,895,670